UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2009

POWERSAFE TECHNOLOGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143645	98-0522188
(Commission File Number)	(IRS Employer Identification No.)

1400 Coney Island Ave.
Brooklyn, NY 11230
(Address of Principal Executive Offices, Zip Code)

(718) 951-8021
(Registrant's Telephone Number, Including Area Code)

Not applicable
-----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 5, 2009, Powersafe Technology Corp. (the “Registrant”) changed its principal independent accountants. On November 4, 2009, Morgenstern, Svoboda & Baer CPA’s P.C. informed the Registrant that it no longer plans to perform audits for companies such as the Registrant and resigned as the Registrant’s principal independent accountants. On November 5, 2009 the Registrant retained Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, (“ACSB”) as its principal independent accountants. The decision to retain ACSB was approved by the Registrant’s Board of Directors. Morgenstern, Svoboda & Baer CPA’s P.C. The former partner of Morgenstern, Svoboda & Baer CPA’s P.C. who, to the Registrant’s understanding, had primary responsibility for auditing the Registrant, is now a partner of ACSB.

The Resignation of Morgenstern, Svoboda & Baer CPA’s P.C.

Morgenstern, Svoboda & Baer CPA’s P.C. was the independent registered public accounting firm for the Registrant’s from May 8, 2009 until November 4, 2009. None of Morgenstern, Svoboda & Baer CPA’s P.C. reports on the Registrant’s financial statements from May 8, 2009 until November 4, 2009, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgenstern, Svoboda & Baer CPA’s P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Morgenstern, Svoboda & Baer CPA’s P.C. served as the Registrant’s principal independent accountants. Morgenstern, Svoboda & Baer CPA’s P.C. did express a concern about the Company’s ability to continue as a going concern for the year ended December 31, 2008.

The Registrant has provided Morgenstern, Svoboda & Baer CPA’s P.C. with a copy of this disclosure and has requested that Morgenstern, Svoboda & Baer CPA’s P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Morgenstern, Svoboda & Baer CPA’s P.C. addressed to the Securities and Exchange Commission dated November 11, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of ACSB

Prior to November 5, 2009, the date that ACSB was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult ACSB regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by ACSB that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult ACSB regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated November 11, 2009, from Morgenstern, Svoboda & Baer CPA’s P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSAFE TECHNOLOGY CORP

By:  /s/  Jack Mayer
Name:  Jack Mayer
Title:    President and Chief Executive Officer

Date:  November 11, 2009